Exhibit 99.1

Wabtec Reports First Quarter 2026 Results
Strong Start with Backlog Expansion, Double Digit Sales & EPS Growth and Announces Increase in Full-Year EPS Guidance

SALES	GAAP DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE
1Q’26	1Q’26	1Q’26

$2.95B	$2.12	$2.71
+13.0% YOY	+12.8% YOY	+18.9% YOY

Q1 2026 HIGHLIGHTS

“Wabtec delivered a strong start to 2026, with solid first quarter execution across our businesses driving double digit sales and adjusted EPS growth,” said Rafael Santana, Wabtec’s President and CEO.
“During the quarter we secured significant wins across multiple businesses, executed integration plans for our recent acquisitions, advanced key innovation initiatives, and further strengthened our portfolio, reinforcing Wabtec’s position as a leading industrial technology company.
“With a strong pipeline of opportunities that continues to strengthen our visibility, a resilient installed base, and a committed global team, we remain well positioned to deliver profitable growth and continue compounding long-term value for our shareholders.”
Rafael Santana President and CEO

•Sales Growth of 13.0% to $2.95 Billion Driven by Both the Freight and Transit Segments

•GAAP Operating Margin at 17.5%; Adjusted Operating Margin Up 0.2 pts to 21.9%

•Strong Multi-year Backlog at $30.80 billion; 12-month Backlog Growth at 12.8%

•GAAP Earnings Per Share of $2.12, Up 12.8%; Adjusted Earnings Per Share of $2.71, Up 18.9%

PITTSBURGH, April 22, 2026 – Wabtec Corporation (NYSE: WAB) today reported first quarter 2026 GAAP earnings per diluted share of $2.12, up 12.8% versus the first quarter of 2025. Adjusted earnings per diluted share were $2.71, up 18.9% versus the same quarter a year ago. First quarter sales were $2.95 billion and cash from operations was $199 million.

2026 First Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	First Quarter
	2026	2025	Change
Net Sales	$2,950	$2,610	13.0%

GAAP Gross Margin	36.0%	34.5%	1.5 pts
Adjusted Gross Margin	36.9%	34.6%	2.3 pts
GAAP Operating Margin	17.5%	18.2%	(0.7) pts
Adjusted Operating Margin	21.9%	21.7%	0.2 pts

GAAP Diluted EPS	$2.12	$1.88	12.8%
Adjusted Diluted EPS	$2.71	$2.28	18.9%

Cash Flow from Operations	$199	$191	$8
Operating Cash Flow Conversion	40%	43%

•Sales increased 13.0% compared to the year-ago quarter driven by higher sales in the Freight and Transit segments, which includes the acquisitions of Inspection Technologies, Frauscher Sensor Technologies, and Dellner Couplers.
•GAAP operating margin was lower than the prior year at 17.5%, and adjusted operating margin was modestly higher than the prior year at 21.9%. Both GAAP and adjusted operating margins benefited from strong sales growth in the quarter. GAAP operating margins were impacted by the exit of a low margin Digital project, restructuring costs, purchase accounting adjustments, and transaction costs associated with recent acquisitions.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, and non-operational benefits primarily related to currency fluctuation and timing of tax expense.

2026 First Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	First Quarter
	2026	2025	Change
Net Sales	$2,115	$1,901	11.3%
GAAP Gross Margin	37.3%	36.0%	1.3 pts
Adjusted Gross Margin	38.3%	36.2%	2.1 pts
GAAP Operating Margin	21.3%	22.1%	(0.8) pts
Adjusted Operating Margin	26.0%	25.7%	0.3 pts

•Freight segment sales for the first quarter were up 11.3%. Equipment sales were up 52.5% driven by higher locomotive deliveries, while Services sales were down 17.3% due to lower modernization deliveries as expected. Digital sales were up 75.7% driven by the acquisitions of Inspection Technologies & Frauscher.
•GAAP and adjusted operating margin benefited from gross margin improvements which was partially offset by higher operating expenses as a percentage of revenue. In addition, GAAP operating margin was impacted by the exit of a low margin Digital project, restructuring costs, and purchase accounting adjustments.

2026 First Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	First Quarter
	2026	2025	Change
Net Sales	$835	$709	17.8%
GAAP Gross Margin	32.7%	30.3%	2.4 pts
Adjusted Gross Margin	33.2%	30.4%	2.8 pts
GAAP Operating Margin	14.5%	12.7%	1.8 pts
Adjusted Operating Margin	16.6%	14.6%	2.0 pts

•Transit segment sales for the first quarter were up 17.8% driven by the acquisition of Dellner, higher OE and aftermarket sales, and favorable foreign currency exchange. Sales were up 11.0% on a constant currency basis.
•GAAP & Adjusted operating margins were up as a result of improved gross margins which was partially offset by higher operating expenses as a percent of revenue.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	March 31,
	2026	2025	Change
12-Month Backlog	$9,247	$8,196	12.8%
Total Backlog	$30,802	$22,302	38.1%

•The Company’s multi-year backlog continues to provide strong visibility. At March 31, 2026, the 12-month backlog was $1.05 billion higher than the prior year period. At March 31, 2026, the multi-year backlog was $8.50 billion higher than the prior year period, and excluding foreign currency exchange, the multi-year backlog was $8.07 billion higher, up 36.2%.

Cash Flow and Liquidity Summary
•During the first quarter, the Company generated cash from operations of $199 million versus $191 million in the year ago period. The increase in cash was driven by higher net income.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $0.53 billion and total debt of $6.54 billion. At March 31, 2026, the Company’s total available liquidity was $2.09 billion, which includes $0.52 billion in cash and cash equivalents plus $1.57 billion available under current credit facilities.
•During the quarter, the Company repurchased $242 million of Wabtec shares and paid $53 million in dividends.

2026 Financial Guidance
•Wabtec raised its 2026 adjusted EPS guidance range to $10.25 - $10.65, raising it $0.20 at the midpoint, or up 16.5%.
•Wabtec continues to expect revenues to be between $12.19 billion to 12.49 billion, up 10.5% at the midpoint.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 155 years and has a vision to achieve a sustainable rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share because it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-855-669-9658 or 1-412-317-0088 (access code: 4354537).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2026 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,

	2026	2025

Net sales	$2,950	$2,610
Cost of sales	(1,889)	(1,710)
Gross profit	1,061	900
Gross profit as a % of Net sales	36.0%	34.5%

Selling, general and administrative expenses	(401)	(307)
Engineering expenses	(56)	(46)
Amortization expense	(87)	(73)
Total operating expenses	(544)	(426)
Operating expenses as a % of Net sales	18.4%	16.3%

Income from operations	517	474
Income from operations as a % of Net sales	17.5%	18.2%

Interest expense, net	(71)	(46)
Other income (expense), net	23	(2)
Income before income taxes	469	426

Income tax expense	(106)	(99)
Effective tax rate	22.7%	23.2%

Net income	363	327

Less: Net income attributable to noncontrolling interest	(1)	(5)

Net income attributable to Wabtec shareholders	$362	$322

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$2.12	$1.88
Diluted
Net income attributable to Wabtec shareholders	$2.12	$1.88

Weighted average shares outstanding
Basic	170.0	170.5
Diluted	170.7	171.3

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,

	2026	2025
Segment Information
Freight Net sales	$2,115	$1,901
Freight Income from operations	$450	$420
Freight Operating margin	21.3%	22.1%

Transit Net sales	$835	$709
Transit Income from operations	$121	$90
Transit Operating margin	14.5%	12.7%

Backlog Information (Note: 12-month is a sub-set of total)	March 31, 2026	December 31, 2025	March 31, 2025
Freight Total	$25,175	$22,493	$17,851
Transit Total	5,627	4,914	4,451
Wabtec Total	$30,802	$27,407	$22,302

Freight 12-month	$6,679	$6,022	$6,069
Transit 12-month	2,568	2,212	2,127
Wabtec 12-month	$9,247	$8,234	$8,196

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31, 2026	December 31, 2025
In millions
Cash, cash equivalents and restricted cash	$531	$789
Receivables, net	2,252	1,897
Inventories, net	2,850	2,745
Other current assets	340	263
Total current assets	5,973	5,694
Property, plant and equipment, net	1,653	1,616
Goodwill	10,625	10,216
Other intangible assets, net	4,239	3,838
Other noncurrent assets	706	705
Total Assets	$23,196	$22,069
Current liabilities	$5,835	$5,150
Long-term debt	4,708	4,291
Other long-term liabilities	1,502	1,438
Total Liabilities	12,045	10,879
Shareholders' equity	11,103	11,142
Noncontrolling interest	48	48
Total Equity	11,151	11,190
Total Liabilities and Equity	$23,196	$22,069

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
In millions
Operating activities
Net income	$363	$327
Non-cash expense	151	127
Receivables	(305)	(226)
Inventories	(28)	(29)
Accounts payable	20	13
Other operating activities	(2)	(21)
Net cash provided by operating activities	199	191

Net cash used for investing activities	(1,105)	(44)

Net cash provided by (used for) financing activities	656	(172)

Effect of changes in currency exchange rates	(8)	8

Decrease in cash	(258)	(17)

Cash, cash equivalents and restricted cash, beginning of period	789	715
Cash, cash equivalents and restricted cash, end of period	$531	$698

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	First Quarter 2026 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,950	$1,061	$(544)	$517	$(48)	$(106)	$363	$(1)	$362	$2.12

Restructuring and Portfolio Optimization costs	—	3	2	5	—	(1)	4	—	4	$0.02

Inventory Purchase Accounting charge	—	23	—	23	—	(5)	18	—	18	$0.11

Transaction costs	—	—	13	13	(2)	—	11	—	11	$0.06

Non-cash Amortization expense	—	—	87	87	—	(20)	67	—	67	$0.40

Adjusted Results	$2,950	$1,087	$(442)	$645	$(50)	$(132)	$463	$(1)	$462	$2.71

Fully Diluted Shares Outstanding										170.7

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	First Quarter 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,610	$900	$(426)	$474	$(48)	$(99)	$327	$(5)	$322	$1.88

Restructuring and Portfolio Optimization costs	—	3	6	9	—	(2)	7	—	7	$0.04

Transaction costs	—	—	10	10	—	(2)	8	—	8	$0.04

Non-cash Amortization expense	—	—	72	72	—	(17)	55	—	55	$0.32

Adjusted Results	$2,610	$903	$(338)	$565	$(48)	$(120)	$397	$(5)	$392	$2.28

Fully Diluted Shares Outstanding										171.3

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$11,167	$3,806	$(2,013)	$1,793	$(201)	$(409)	$1,183	$(13)	$1,170	$6.83

Restructuring and Portfolio Optimization costs	—	12	64	76	—	1	77	—	77	$0.45

Inventory Purchase Accounting charge	—	53	—	53	—	(13)	40	—	40	$0.23

Transaction costs	—	—	49	49	(19)	(4)	26	—	26	$0.15

Non-cash Amortization expense	—	—	296	296	—	(72)	224	—	224	$1.31

Adjusted Results	$11,167	$3,871	$(1,604)	$2,267	$(220)	$(497)	$1,550	$(13)	$1,537	$8.97

Fully Diluted Shares Outstanding										171.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$10,387	$3,366	$(1,757)	$1,609	$(199)	$(343)	$1,067	$(11)	$1,056	$6.04

Restructuring and Portfolio Optimization costs	—	37	33	70	(4)	(16)	50	—	50	$0.28

Non-cash Amortization expense	—	—	288	288	—	(70)	218	—	218	$1.24

Adjusted Results	$10,387	$3,403	$(1,436)	$1,967	$(203)	$(429)	$1,335	$(11)	$1,324	$7.56

Fully Diluted Shares Outstanding										174.8

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
First Quarter 2026 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$517		$23		$137		$677		$39		$716

Wabtec Corporation
First Quarter 2025 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$474		$(2)		$119		$591		$17		$608

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended March 31,
In millions	2026	2025
Freight Segment
Services	$714	$863
Equipment	726	476
Components	357	381
Digital Intelligence	318	181
Total Freight Segment	$2,115	$1,901

Transit Segment
Original Equipment Manufacturer	$381	$322
Aftermarket	454	387
Total Transit Segment	$835	$709

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended March 31,
	2026		2025
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$788	$450	$685	$420
Freight Segment Reported Margin	37.3%	21.3%	36.0%	22.1%

Restructuring and Portfolio Optimization costs	2	3	2	3
Inventory Purchase Accounting charge	20	20	—	—
Transaction costs	—	1	—	—
Non-cash Amortization expense	—	76	—	65

Freight Segment Adjusted Results	$810	$550	$687	$488
Freight Segment Adjusted Margin	38.3%	26.0%	36.2%	25.7%

Transit Segment Reported Results	$273	$121	$215	$90
Transit Segment Reported Margin	32.7%	14.5%	30.3%	12.7%

Restructuring and Portfolio Optimization costs	1	3	1	6
Inventory Purchase Accounting charge	3	3	—	—
Non-cash Amortization expense	—	11	—	7

Transit Segment Adjusted Results	$277	$138	$216	$103
Transit Segment Adjusted Margin	33.2%	16.6%	30.4%	14.6%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended March 31,
In millions	Freight	Transit	Consolidated

2025 Net sales	$1,901	$709	$2,610

Acquisitions	184	41	225
Portfolio Optimization (Divestitures/Exits)	(10)	(3)	(13)
Foreign Exchange	20	48	68
Organic	20	40	60

2026 Net sales	$2,115	$835	$2,950

Change ($)	214	126	340
Change (%)	11.3%	17.8%	13.0%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2026 First Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$199		$363		$139		40%

Wabtec Corporation
2025 First Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$191		$327		$120		43%